UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2012 (March 6, 2012)
_______________

BIOCANCELL THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53708	20-4630076
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem, Israel, 97775
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-548-6555

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special general meeting ("the Meeting") of the stockholders of BioCancell Therapeutics, Inc. ("the Company"), held on March 6, 2012 at the offices of the Company, the following matter was considered by the Meeting:

1.	The Meeting resolved to amend the Company's Amended and Restated Certificate of Incorporation increasing the Company's authorized stock capital from 65,000,000 shares to 150,000,000 shares.

Of the 22,121,095 shares whose owners were present at the meeting and participated in the vote, stockholders holding 22,121,095 shares (100%) voted in favor of the resolution, and no stockholders voted against. Stockholders holding 442,000 shares abstained in the vote. The affirmative votes of holders of 19,663,676 shares, being 50% of the Company’s outstanding share capital, was required for the resolution to be approved, and it was therefore approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCANCELL THERAPEUTICS, INC.

Dated: March 6, 2012	By:	/s/ Avraham Hampel
Avraham Hampel
Company Secretary